CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Revenues [Abstract]
Revenue, net	$ 46,833	$ 35,806	$ 30,863
Costs and expenses:
Cost of goods sold	43,929	38,380	55,819
Selling, administrative and engineering expense	87,859	65,608	52,099
Total costs and expenses	131,788	103,988	107,918
Operating loss	(84,955)	(68,182)	(77,055)
Other income (expense), net	235	302	(30)
Interest expense related party	(475)	(293)	(186)
Interest income	1,191	19	56
Change in fair value of warrant liabilities	5,033	0	0
Loss before income taxes	(78,971)	(68,154)	(77,215)
Income tax (benefit) provision	(33)	138	357
Net loss	(78,938)	(68,292)	(77,572)
Other comprehensive loss:
Foreign currency translation adjustments	(145)	(85)	236
Comprehensive loss	$ (79,083)	$ (68,377)	$ (77,336)
Net loss per share, basic (in dollars per share)	$ (0.46)	$ (0.42)	$ (0.48)
Net loss per share, diluted (in dollars per share)	$ (0.46)	$ (0.42)	$ (0.48)